Exhibit 99.1

Hi-Crush Partners LP Announces Pricing of Secondary Offering of

Common Units by Hi-Crush Proppants LLC

Houston, Texas, November 22, 2013 – Hi-Crush Partners LP (NYSE: HCLP), “Hi-Crush” or the “Partnership,” today announced the pricing of the secondary public offering of 702,851 common units representing limited partner interests in the Partnership by Hi-Crush Proppants LLC (the “Selling Unitholder”) at a price to the public of $31.15 per common unit. The Selling Unitholder owns Hi-Crush GP LLC, the Partnership’s general partner. After giving effect to the sale of common units by the Selling Unitholder in the proposed offering, the Selling Unitholder will continue to own all of the Partnership’s incentive distribution rights, 13,640,351 subordinated units and 3,750,000 Class B Units. The Partnership will not receive any proceeds from the sale of common units in the offering, and the number of common units outstanding will remain unchanged. The offering is expected to close on November 27, 2013, subject to customary closing conditions.

Barclays is acting as the sole underwriter for the offering. The offering will be made only by means of a prospectus supplement and an accompanying prospectus, copies of which may be obtained, when available, by sending a request to:

Barclays Capital Inc.

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, NY 11717

Barclaysprospectus@broadridge.com

(888) 603-5847

You may also get these documents for free by visiting the Securities and Exchange Commission’s website at www.sec.gov.

This news release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sales of the securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Hi-Crush

Hi-Crush is an integrated producer, transporter, marketer and distributor of high-quality monocrystalline sand, a specialized mineral that is used as a “proppant” (frac sand) to enhance the recovery rates of hydrocarbons from oil and natural gas wells. Our reserves, which are located in Wyeville, Wisconsin, consist of “Northern White” sand, a resource that exists predominately in Wisconsin and limited portions of the upper Midwest region of the United States. Hi-Crush owns and operates the largest distribution network in the Marcellus and Utica shales, and has distribution capabilities throughout North America. For more information, visit www.hicrushpartners.com.

Forward-Looking Statements

Some of the information in this news release may contain forward-looking statements. Forward-looking statements give our current expectations, and contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,”

“anticipate,” “could,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Hi-Crush’s reports filed with the Securities and Exchange Commission (the “SEC”), including those described under 1A of Hi-Crush’s Form 10-K for the year ended December 31, 2012 and any subsequently filed 10-Q. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any pending litigation; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; and difficulty collecting receivables. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Hi-Crush’s forward-looking statements speak only as of the date made and Hi-Crush undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Investor contact:

Investor Relations

ir@hicrushpartners.com

(713) 960-4811